                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 25, 1999

                        INTERACTIVE PICTURES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            TENNESSEE                 000-26893            62-1275544
         --------------              ----------            ----------
        (State or other              (Commission          (IRS Employer
jurisdiction of incorporation)       File Number)     Identification Number)


12009 COMMERCE PARK DRIVE, OAK RIDGE, TENNESSEE                   37830
-----------------------------------------------                  --------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:            (423) 482-3000
---------------------------------------------------            --------------

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

         On October 25, 1999, Interactive Pictures Corporation ("IPIX") signed a definitive merger agreement with bamboo.com, Inc. ("bamboo.com"). Under the terms of the agreement, each outstanding share of IPIX common stock will be exchanged for 1.3690 shares of bamboo.com common stock. All options to purchase IPIX common stock will be exchanged for options to purchase bamboo.com common stock and the exercise price and number of shares of IPIX common stock subject to each IPIX option will be appropriately adjusted to reflect such exchange ratio. The transaction is expected to be accounted for as a pooling of interests and will qualify as a tax-free reorganization. Following the transaction, James
M. Phillips, Chairman and Chief Executive Officer of IPIX, will become the Chairman and Chief Executive Officer of the combined company. The merger is expected to close in the first quarter of 2000 subject to various conditions, including approval by IPIX's and bamboo.com's respective stockholders. The combined company's operations will remain based in Oak Ridge, Tennessee but will maintain a large presence in Palo Alto, California. The foregoing description of the merger agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the merger agreement attached hereto as Exhibit 2.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits:

2.1 Agreement and Plan of Merger dated as of October 25, 1999 by and among Interactive Pictures Corporation and bamboo.com, Inc.

99.1 Press Release Dated October 26, 1999 Announcing Definitive Merger Agreement by Interactive Pictures Corporation and bamboo.com, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE PICTURES CORPORATION

Dated:  November 1, 1999

                                     /s/ John J. Kalec
                                     ---------------------
                                     John J. Kalec
                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                                 Description
-------                                 -----------
2.1           Agreement and Plan of Merger dated as of October 25, 1999 by and among Interactive Pictures Corporation and bamboo.com, Inc.

99.1          Press Release Dated October 26, 1999 Announcing Definitive Merger
              Agreement by Interactive Pictures Corporation and bamboo.com, Inc.